UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2005

GuruNet Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

Jerusalem Technology Park
Building 98
Jerusalem, Israel 91481
(Address of Principal Executive Offices)

+972-2-649-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 26, 2005, GuruNet Israel Ltd., GuruNet Corporation’s (the “Company”) wholly-owned subsidiary (the “Subsidiary”), entered into a supplemental agreement to its operating lease (the “Supplement”) in connection with its relocation to new office space. The term of the original lease was extended by 55 additional months beyond its original date of expiration, December 31, 2005. According to the Supplement, the Subsidiary will occupy the new office space commencing September 15, 2005, through July 31, 2010. The monthly rental due under the lease will be 50,802 New Israeli Shekels (“NIS”) (US$11,185 based on the exchange rate on July 15, 2005) for the first year, and NIS 69,483 (US$15,298 based on the exchange rate on July 15, 2005) for the remaining four years. The Company will recognize the rent expense for this lease on a straight-line basis over the minimum lease term. The rent payments will be linked to the Israeli Consumer Price Index. In addition to the base rent, the Company will be responsible for certain costs and charges specified in the lease, including maintenance and utility charges.

A summary description of the material terms of the Supplement appears in the text attached hereto as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

The following information, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 28, 2005, the Company issued a press release discussing its financial results for the second quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference. A copy of the script from the conference call announcing the results is attached as Exhibit 99.2 to this current report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K regarding the Supplement is hereby incorporated into this Item 2.03 by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 28, 2005, the Company announced that its listing on the American Stock Exchange (AMEX) will be withdrawn as of, and the last day of trading on the AMEX under the symbol GRU will be, August 1, 2005. Commencing August 2, 2005, the Company’s common stock will be traded on the NASDAQ National Market under the symbol ANSW.

A copy of the press release issued by the Company on July 28, 2005, covering, among other things, the Company’s imminent move to the NASDAQ National Market, is attached hereto as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Summary of material terms for lease of office space by GuruNet Israel Ltd., wholly-owned subsidiary of GuruNet Corporation, at Jerusalem Technology Park, Jerusalem, Israel
99.1	Press release of GuruNet Corporation dated July 28, 2005.
99.2	Script of conference call held on July 28, 2005, reporting financial results of GuruNet Corporation for the quarter ended June 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GURUNET CORPORATION

Dated: July 28, 2005	By:	/s/ Steven Steinberg

Steven Steinberg Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of material terms for lease of office space by GuruNet Israel Ltd., wholly-owned subsidiary of GuruNet Corporation, at Jerusalem Technology Park, Jerusalem, Israel
99.1	Press release of GuruNet Corporation dated July 28, 2005.
99.2	Script of conference call held on July 28, 2005, reporting financial results of GuruNet Corporation for the quarter ended June 30, 2005